Exhibit 99.1
Albemarle Corporation and Subsidiaries
Consolidated Summary of Segment Results
(In Thousands) (Unaudited)

The Company’s chief operating decision maker uses earnings before interest, taxes, depreciation and amortization, as adjusted on a consistent basis for certain non-recurring or unusual items such as acquisition and integration related costs, utilization of inventory markup, gains or losses on sales of businesses, restructuring charges, facility divestiture charges, non-operating pension and OPEB items and other significant non-recurring items (“adjusted EBITDA”), in a balanced manner and on a segment basis to assess the ongoing performance of the Company’s business segments and to allocate resources. In addition, management uses adjusted EBITDA for business planning purposes and as a significant component in the calculation of performance-based compensation for management and other employees. The Company has reported adjusted EBITDA because management believes it provides transparency to investors and enables period-to-period comparability of financial performance. Adjusted EBITDA is a financial measure that is not required by, or presented in accordance with, U.S. GAAP. Adjusted EBITDA should not be considered as an alternative to Net income attributable to Albemarle Corporation, the most directly comparable financial measure calculated and reported in accordance with U.S. GAAP, or any other financial measure reported in accordance with U.S. GAAP.

	Three months ended				Year ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Net sales:
Lithium	$216,229	$243,821	$269,238	$289,597	$1,018,885
Bromine Specialties	219,191	203,945	212,923	219,084	855,143
Catalysts	253,558	258,255	244,594	311,165	1,067,572
All Other	32,419	30,704	28,021	37,770	128,914
Corporate	666	533	90	173	1,462
Total net sales	$722,063	$737,258	$754,866	$857,789	$3,071,976

Adjusted EBITDA:
Lithium	$99,852	$115,200	$112,944	$118,656	$446,652
Bromine Specialties	68,488	62,075	63,936	64,402	258,901
Catalysts	69,749	67,427	60,394	86,313	283,883
All Other	5,156	2,444	306	5,972	13,878
Corporate	(31,869)	(28,205)	(28,197)	(29,563)	(117,834)
Total adjusted EBITDA	$211,376	$218,941	$209,383	$245,780	$885,480

	Three months ended				Year ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
Net sales:
Lithium	$136,560	$157,713	$166,406	$208,173	$668,852
Bromine Specialties	196,553	206,863	194,496	194,513	792,425
Catalysts	250,192	253,652	264,471	263,186	1,031,501
All Other	72,089	50,626	28,272	30,001	180,988
Corporate	1,817	473	365	782	3,437
Total net sales	$657,211	$669,327	$654,010	$696,655	$2,677,203

Adjusted EBITDA:
Lithium	$63,834	$64,146	$68,637	$89,097	$285,714
Bromine Specialties	61,608	66,562	51,807	46,949	226,926
Catalysts	77,714	80,108	88,042	70,745	316,609
All Other	8,464	876	5,470	(38)	14,772
Corporate	(19,587)	(21,221)	(25,627)	(19,369)	(85,804)
Total adjusted EBITDA	$192,033	$190,471	$188,329	$187,384	$758,217

See below for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, from Net income attributable to Albemarle Corporation, the most directly comparable financial measure calculated and reporting in accordance with U.S. GAAP. For additional explanation of the adjustments from Net income attributable to Albemarle Corporation to adjusted EBITDA, see the Company’s previously furnished on Form 8-K, under Item 2.02, for the periods presented.

	Lithium	Bromine Specialties	Catalysts	Reportable Segments Total	All Other	Corporate	Consolidated Total
Three months ended March 31, 2017:
Net income (loss) attributable to Albemarle Corporation	$77,614	$58,694	$56,966	$193,274	$3,246	$(145,307)	$51,213
Depreciation and amortization	19,065	9,794	12,783	41,642	$1,910	1,518	45,070
Utilization of inventory markup	10,606	—	—	10,606	—	—	10,606
Restructuring and other	—	—	—	—	—	12,905	12,905
Gain on acquisition	(7,433)	—	—	(7,433)	—	—	(7,433)
Acquisition and integration related costs	—	—	—	—	—	14,281	14,281
Interest and financing expenses	—	—	—	—	—	68,513	68,513
Income tax expense	—	—	—	—	—	11,971	11,971
Non-operating pension and OPEB items	—	—	—	—	—	(1,063)	(1,063)
Other	—	—	—	—	—	5,313	5,313
Adjusted EBITDA	$99,852	$68,488	$69,749	$238,089	$5,156	$(31,869)	$211,376

Three months ended March 31, 2016:
Net income (loss) attributable to Albemarle Corporation	$44,346	$51,853	$65,295	$161,494	$130,709	$(64,017)	$228,186
Depreciation and amortization	19,488	9,755	12,419	41,662	612	1,335	43,609
(Gain) loss on sales of businesses, net	—	—	—	—	(122,857)	1,533	(121,324)
Acquisition and integration related costs	—	—	—	—	—	18,558	18,558
Interest and financing expenses	—	—	—	—	—	15,114	15,114
Income tax expense	—	—	—	—	—	25,485	25,485
Income from discontinued operations (net of tax)	—	—	—	—	—	(17,312)	(17,312)
Non-operating pension and OPEB items	—	—	—	—	—	(283)	(283)
Adjusted EBITDA	$63,834	$61,608	$77,714	$203,156	$8,464	$(19,587)	$192,033

	Lithium	Bromine Specialties	Catalysts	Reportable Segments Total	All Other	Corporate	Consolidated Total
Three months ended June 30, 2017:
Net income (loss) attributable to Albemarle Corporation	$81,819	$51,739	$53,994	$187,552	$152	$(84,371)	$103,333
Depreciation and amortization	21,460	10,336	13,433	45,229	$2,292	1,601	49,122
Utilization of inventory markup	11,921	—	—	11,921	—	—	11,921
Restructuring and other	—	—	—	—	—	4,235	4,235
Acquisition and integration related costs	—	—	—	—	—	6,479	6,479
Interest and financing expenses	—	—	—	—	—	14,590	14,590
Income tax expense	—	—	—	—	—	23,130	23,130
Non-operating pension and OPEB items	—	—	—	—	—	(1,053)	(1,053)
Multiemployer plan shortfall contributions	—	—	—	—	—	4,940	4,940
Other	—	—	—	—	—	2,244	2,244
Adjusted EBITDA	$115,200	$62,075	$67,427	$244,702	$2,444	$(28,205)	$218,941

Three months ended June 30, 2016:
Net income (loss) attributable to Albemarle Corporation	$42,129	$56,747	$67,223	$166,099	$(1,503)	$(479,417)	$(314,821)
Depreciation and amortization	22,017	9,815	12,885	44,717	3,353	1,635	49,705
(Gain) loss on sales of businesses, net	—	—	—	—	(974)	—	(974)
Acquisition and integration related costs	—	—	—	—	—	19,030	19,030
Interest and financing expenses	—	—	—	—	—	15,800	15,800
Income tax expense	—	—	—	—	—	23,656	23,656
Loss from discontinued operations (net of tax)	—	—	—	—	—	398,340	398,340
Non-operating pension and OPEB items	—	—	—	—	—	(265)	(265)
Adjusted EBITDA	$64,146	$66,562	$80,108	$210,816	$876	$(21,221)	$190,471

	Lithium	Bromine Specialties	Catalysts	Reportable Segments Total	All Other	Corporate	Consolidated Total
Three months ended September 30, 2017:
Net income (loss) attributable to Albemarle Corporation	$89,745	$53,760	$47,846	$191,351	$(1,776)	$(70,905)	$118,670
Depreciation and amortization	22,316	10,176	13,798	46,290	2,082	1,523	49,895
Utilization of inventory markup	568	—	—	568	—	—	568
Gain on acquisition	1,408	—	—	1,408	—	—	1,408
Acquisition and integration related costs	—	—	—	—	—	5,635	5,635
Interest and financing expenses	—	—	—	—	—	15,792	15,792
Income tax expense	—	—	—	—	—	18,495	18,495
Non-operating pension and OPEB items	—	—	—	—	—	(1,028)	(1,028)
Multiemployer plan shortfall contributions	—	—	—	—	—	1,646	1,646
Other	(1,093)	—	(1,250)	(2,343)	—	645	(1,698)
Adjusted EBITDA	$112,944	$63,936	$60,394	$237,274	$306	$(28,197)	$209,383

Three months ended September 30, 2016:
Net income (loss) attributable to Albemarle Corporation	$46,848	$41,621	$75,299	$163,768	$3,806	$(39,354)	$128,220
Depreciation and amortization	21,789	10,186	12,743	44,718	1,664	1,592	47,974
Acquisition and integration related costs	—	—	—	—	—	6,749	6,749
Interest and financing expenses	—	—	—	—	—	15,946	15,946
Income tax expense	—	—	—	—	—	12,394	12,394
Income from discontinued operations (net of tax)	—	—	—	—	—	(23,185)	(23,185)
Non-operating pension and OPEB items	—	—	—	—	—	(231)	(231)
Other	—	—	—		—	462	462
Adjusted EBITDA	$68,637	$51,807	$88,042	$208,486	$5,470	$(25,627)	$188,329

	Lithium	Bromine Specialties	Catalysts	Reportable Segments Total	All Other	Corporate	Consolidated Total
Three months ended December 31, 2017:
Net income (loss) attributable to Albemarle Corporation	$93,814	$54,646	$71,859	$220,319	$3,899	$(442,584)	$(218,366)
Depreciation and amortization	25,038	9,756	14,454	49,248	2,073	1,520	52,841
Restructuring and other	—	—	—	—	—	(85)	(85)
Gain on acquisition	(196)	—	—	(196)	—	—	(196)
Acquisition and integration related costs	—	—	—	—	—	7,559	7,559
Interest and financing expenses	—	—	—	—	—	16,455	16,455
Income tax expense	—	—	—	—	—	378,221	378,221
Non-operating pension and OPEB items	—	—	—	—	—	(12,981)	(12,981)
Multiemployer plan shortfall contributions	—	—	—	—	—	1,301	1,301
Note receivable reserve	—	—	—	—	—	28,730	28,730
Other	—	—	—	—	—	(7,699)	(7,699)
Adjusted EBITDA	$118,656	$64,402	$86,313	$269,371	$5,972	$(29,563)	$245,780

Three months ended December 31, 2016:
Net income (loss) attributable to Albemarle Corporation	$65,529	$37,143	$57,599	$160,271	$(1,711)	$443,530	$602,090
Depreciation and amortization	23,568	9,806	13,146	46,520	1,673	1,494	49,687
Acquisition and integration related costs	—	—	—	—	—	13,047	13,047
Interest and financing expenses	—	—	—	—	—	18,321	18,321
Income tax expense	—	—	—	—	—	34,728	34,728
Income from discontinued operations (net of tax)	—	—	—	—	—	(559,974)	(559,974)
Non-operating pension and OPEB items	—	—	—	—	—	26,368	26,368
Other	—	—	—	—	—	3,117	3,117
Adjusted EBITDA	$89,097	$46,949	$70,745	$206,791	$(38)	$(19,369)	$187,384

	Lithium	Bromine Specialties	Catalysts	Reportable Segments Total	All Other	Corporate	Consolidated Total
Year ended December 31, 2017:
Net income (loss) attributable to Albemarle Corporation	$342,992	$218,839	$230,665	$792,496	$5,521	$(743,167)	$54,850
Depreciation and amortization	87,879	40,062	54,468	182,409	8,357	6,162	196,928
Utilization of inventory markup	23,095	—	—	23,095	—	—	23,095
Restructuring and other	—	—	—	—	—	17,056	17,056
Gain on acquisition	(6,221)	—	—	(6,221)	—	—	(6,221)
Acquisition and integration related costs	—	—	—	—	—	33,954	33,954
Interest and financing expenses	—	—	—	—	—	115,350	115,350
Income tax expense	—	—	—	—	—	431,817	431,817
Non-operating pension and OPEB items	—	—	—	—	—	(16,125)	(16,125)
Multiemployer plan shortfall contributions	—	—	—	—	—	7,887	7,887
Note receivable reserve	—	—	—	—	—	28,730	28,730
Other	(1,093)	—	(1,250)	(2,343)	—	502	(1,841)
Adjusted EBITDA	$446,652	$258,901	$283,883	$989,436	$13,878	$(117,834)	$885,480

Year ended December 31, 2016:
Net income (loss) attributable to Albemarle Corporation	$198,852	$187,364	$265,416	$651,632	$131,301	$(139,258)	$643,675
Depreciation and amortization	86,862	39,562	51,193	177,617	7,302	6,056	190,975
(Gain) loss on sales of businesses, net	—	—	—	—	(123,831)	1,533	(122,298)
Acquisition and integration related costs	—	—	—	—	—	57,384	57,384
Interest and financing expenses	—	—	—	—	—	65,181	65,181
Income tax expense	—	—	—	—	—	96,263	96,263
Income from discontinued operations (net of tax)	—	—	—	—	—	(202,131)	(202,131)
Non-operating pension and OPEB items	—	—	—	—	—	25,589	25,589
Other	—	—	—	—	—	3,579	3,579
Adjusted EBITDA	$285,714	$226,926	$316,609	$829,249	$14,772	$(85,804)	$758,217